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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               February 12, 2001



                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                  -------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                           0-19277               13-3317783
--------                           -------               ----------
(State or other jurisdiction of    (Commission File      (IRS Employer
Incorporation)                     Number)               Identification No.)

Hartford Plaza
Hartford, Connecticut                                        06115-1900
---------------------                                        ----------
(Address of principal executive                              (Zip Code)
offices)


Registrant's telephone number: (860) 547-5000
                               --------------
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Item 5.     Other Events:
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     On February 12, 2001, The Hartford Financial Services Group, Inc. ("The
Hartford") entered into an Underwriting Agreement with Goldman, Sachs & Co., Bear, Stearns & Co. Inc., Credit Suisse First Boston Corporation, A.G. Edwards & Sons, Inc., Edward D. Jones & Co., L.P., Salomon Smith Barney Inc., and UBS Warburg LLC for the issuance and sale of certain of The Hartford's equity securities. This Form 8-K is being filed to incorporate by reference into Registration Statements on Form S-3, Nos. 333-12617 and 333-49666, the Underwriting Agreement attached hereto as Exhibit 1.1.


Item 7      Financial Statements and Exhibits
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       c)   The following is filed as an exhibit to this Current Report:

Exhibit
Number              Description
------              -----------

1.1.        Underwriting Agreement dated February 12, 2001.

                                                                               2
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE HARTFORD FINANCIAL
                                            SERVICES GROUP, INC.

Date: March 19, 2001                        By:    /s/ C. Michael O'Halloran
                                                   ------------------------
                                            Name:  C. Michael O'Halloran
                                            Title: Its Senior Vice President




                                 EXHIBIT INDEX
                                 -------------

Exhibit Number                 Description
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1.1                            Underwriting Agreement dated February 12, 2001